LEGG MASON MARKET NEUTRAL TRUST

       SUPPLEMENT TO THE PRIMARY CLASS PROSPECTUS DATED FEBRUARY 28, 2000

         On August 9, 2000, the Board of Directors voted to call a special meeting of shareholders of the fund to present to shareholders a plan to liquidate the fund. A shareholder meeting date of September 29, 2000 has been set. At the meeting, all persons who are shareholders of record of the fund as of August 25, 2000 will be entitled to vote on the plan of liquidation. If approved by the holders of a majority of the fund's outstanding shares, the liquidation of the fund will be effected during the fourth quarter of 2000.

         Based on this pending proposal, Legg Mason Wood Walker, Incorporated has elected to suspend the public sale of shares of the fund as of the date of this supplement.

                    THIS SUPPLEMENT IS DATED AUGUST 11, 2000.